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                                                                 Exhibit 10.6

                                                                [EXECUTION COPY]



                                CUSTODY AGREEMENT


                                      among


                                 CITYSCAPE CORP.
                                    Borrower


                    BEAR STEARNS MORTGAGE CAPITAL CORPORATION
                                     Lender


                                       and


                        FIRST TRUST NATIONAL ASSOCIATION,
                                  as Custodian


                          Dated as of September 4, 1997







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                                TABLE OF CONTENTS
                                                                            Page

RECITALS.....................................................................  1

SECTION 1.  Definitions......................................................  1

SECTION 2.  Delivery of Mortgage Files to Custodian..........................  3
            ---------------------------------------

SECTION 3.  The Custodian's Receipt, Examination and
                  Certification of Mortgage Files
                        and Issuance of Trust Receipt........................  5
                        -----------------------------

SECTION 4.  Possession of Mortgage Files.....................................  7
            ----------------------------

SECTION 5.  Release of Custodian's Mortgage Files for
                        Servicing............................................  9

SECTION 6.  Review and Deposit of Additional Mortgage Loans.................. 10
            -----------------------------------------------

SECTION 7.  Waiver by the Custodian.......................................... 10
            -----------------------

SECTION 8.  Right of Inspection by Lender and Third Persons.................. 10
            -----------------------------------------------

SECTION 9.  Custodian's Fees and Expenses.................................... 11
            -----------------------------

SECTION 10.  Termination of Agreement........................................ 11
             ------------------------

SECTION 11.  Resignation and Removal of Custodian............................ 12
             ------------------------------------

SECTION 12.  Limitation on Obligations of the Custodian...................... 13
             ------------------------------------------

SECTION 13.  Notices......................................................... 14

SECTION 14.  No Assignment or Delegation by the Custodian.................... 15
             --------------------------------------------

SECTION 15.  Controlling Law................................................. 15

SECTION 16.  Agreement for the Exclusive Benefit of Parties.................. 15
             ----------------------------------------------

SECTION 17.  Entire Agreement................................................ 15

SECTION 18.  Exhibits........................................................ 15

SECTION 19.  Indulgences, Not Waivers........................................ 15
             ------------------------

SECTION 20.  Titles Not to Affect Interpretation............................. 16
             -----------------------------------

SECTION 21.  Provisions Separable............................................ 16

SECTION 22.  Representations and Warranties of the

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                       Custodian............................................. 16
SECTION 23.  Successor Custodian by Consolidation, Merger,
                        Etc.................................................. 17

SECTION 24.  Counterparts.................................................... 17


EXHIBITS

EXHIBIT A -            LETTER OF TRANSMITTAL.................................A-1
EXHIBIT B -            NOTICE TO THE CUSTODIAN...............................B-1
EXHIBIT C -            TRUST RECEIPT.........................................C-1
EXHIBIT D -            NOTICE OF TERMINATION.................................D-1
EXHIBIT E -            NOTICE OF DEFAULT CERTIFICATE.........................E-1
EXHIBIT F -            LETTER TO CUSTODIAN RE:  Lender'S TRUST
                         RECEIPT.............................................F-1
EXHIBIT G -            LETTER TO CUSTODIAN RE:  ENDORSEE'S TRUST RECEIPT.....G-1
EXHIBIT H -            REQUEST FOR RELEASE OF DOCUMENTS......................H-1
EXHIBIT I -            CONFIRMATION OF REDEMPTION AND RECEIPT................I-1

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         THIS CUSTODY AGREEMENT entered into as of September 4, 1997, by and among CITYSCAPE CORP. ("Borrower"), BEAR STEARNS MORTGAGE CAPITAL CORPORATION ("Lender"), and FIRST TRUST NATIONAL ASSOCIATION, as custodian (the "Custodian"), recites and provides:

                                    RECITALS

         Borrower and Lender have entered into a Master Financing Agreement dated as of September 4, 1997 and a Request/Confirmation between Borrower and Lender with respect to each transaction thereunder. The Master Financing Agreement and the Request/Confirmations are hereinafter referred to collectively as the "Financing Agreement."

         Borrower is obligated to service the Mortgage Loans pursuant to the terms and conditions of the Financing Agreement.

         Borrower desires to deposit with the Custodian all Mortgage Notes and Mortgages evidencing the Mortgage Loans, together with the other documents included in the Mortgage Files related to the Mortgage Loans, to be held by the Custodian as custodian for Lender and its assigns until otherwise instructed by Lender, all in connection with transactions under the Financing Agreement (each a "Transaction").

         Lender may transfer its interest in the Mortgage Loans to one or more Third Persons and the Custodian shall act as custodian for such Third Persons.

         Custodian desires and is able to perform the duties and obligations as custodian for Lender as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. For the purposes of this Agreement, the following terms shall have the indicated meanings unless the context or use indicates another or different meaning and intent, the definitions of such terms are equally applicable to the singular and the plural forms of such terms, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision, and section references refer to sections of this Agreement. All terms used herein and not defined shall have the respective meanings set forth in the Financing Agreement.

         "Agreement" shall mean this Custody Agreement, as supplemented or amended from time to time.

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         "Borrower" shall have the meaning set forth in the first paragraph of this Agreement.

         "Business Day" shall mean any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of New York or Minnesota or any day on which a bank located in the States of New York or Minnesota or the New York Stock Exchange is authorized or required to close for business.

         "Custodial Register" shall mean the register maintained by Custodian pursuant to Section 4(f), which reflects as to each Mortgage Loan the Person to whom the related Trust Receipt has been issued.

         "Custodian" shall mean First Trust National Association, or its successor custodian.

         "Loan Number" shall have the meaning set forth in Section 2(a) of this Agreement.

         "Mortgage Assignment" shall mean an assignment of the Mortgage in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

         "Mortgage File" shall have the meaning set forth in Section 2(b) hereof.

         "Notice Loan Schedule" shall have the meaning set forth in Section 4(b) of this Agreement.

         "Notice of Termination" shall mean the notice substantially in the form of Exhibit D hereto.

         "Officer's Certificate" shall mean a certificate signed by (i) an officer or an employee, authorized to sign an officer's certificate, of Borrower or other Person having officers, submitting a Mortgage File to the Custodian or
(ii) the closing attorney for a Mortgage Loan. (The text of any particular Officer's Certificate may be stamped upon a document constituting a portion of a Mortgage File so long as such stamped text is signed by manual or facsimile signature by an officer or an employee authorized to sign an Officer's Certificate.)

         "Original Lender" shall mean the original lender as set forth in the Mortgage Note, or any successor or assignee under such Mortgage Note.

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company,

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trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Servicer" shall mean Cityscape Corp. in its capacity as servicer of the Mortgage Loans.

         "Third Person" shall mean a Person other than Borrower, Lender or the Custodian which Person has acquired an interest in any Mortgage Loans from Lender and continues to have an interest in such Mortgage Loans.

         "Trust Receipt" shall mean an instrument substantially in the form of Exhibit C hereto.

         SECTION 2.  Delivery of Mortgage Files to Custodian.

         (a) Representations of Borrower. With respect to each Transaction, Borrower represents that it has, prior to the pledge of any Mortgage Loans to Lender pursuant to the Financing Agreement, delivered to the Custodian those documents designated in items 1 - 7 below (to the extent applicable to such Mortgage Loans). All documents delivered to the Custodian shall have been placed by Borrower or its representative in an appropriate file folder, properly secured, and clearly marked with the name of the Mortgaged Property and the loan number (the "Loan Number").

         (b) By delivery of a Letter of Transmittal, substantially in the form of Exhibit A hereto, Borrower will from time to time certify that it has delivered and released to the Custodian the related Mortgage Files for the Mortgage Loans referred to in such Letter of Transmittal and has in its possession the other documents with respect to the Mortgage Loans identified in the mortgage loan schedule attached to the Letter of Transmittal as Schedule 1 (the "Loan Schedule"). The Loan Schedule is the Loan Schedule referred to in the Financing Agreement.

         "Mortgage File" means the following documents (all of which together constitute an original mortgage file):

                  (1) the original Mortgage Note, endorsed, "Pay to the order of __________, without recourse" and signed, by facsimile or manual signature, in the name of Borrower by an authorized officer. If the Mortgage Note has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged

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         Property is located. To the extent that there is no room on the face of the Mortgage Note for endorsements, the endorsement may be contained on an allonge, if the law by which such Mortgage Note is governed so permits. Such allonge shall be firmly affixed to the Mortgage Note so as to become a part thereof;

                  (2) the original of any loan agreement and guarantee(s) executed in connection with the Mortgage Note;

                  (3) the original Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage together with an Officer's Certificate (which may be a blanket Officer's Certificate of Borrower covering all such Mortgage Loans) certifying that the copy is a true copy of the original of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of the Mortgage certified by the public recording office in those instances where the original Mortgage has been lost, destroyed or retained by the public recording office; and if the Mortgage Note has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Property is located;

                  (4) the original Mortgage Assignment assigned in blank for each Mortgage Loan, in form and substance acceptable for recording (except for the name of the assignee) and signed in the name of the last endorsee by an authorized officer;

                  (5) the originals of all intervening assignments of mortgage, if any, with evidence of recording thereon or copies thereof certified by the related recording office or, if the original of any such assignment has not yet been returned from the recording office, a copy of the original of any such assignment without evidence of recording thereon together with an Officer's Certificate (which may be a blanket Officer's Certificate of Borrower covering all such Mortgage Loans) certifying that the copy is a true copy of the original of any such assignment which has been delivered by such attorney or officer for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of the intervening assignment certified by the public recording office in those instances


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         where the original recorded intervening assignment has been lost, destroyed or retained by the public recording office;

                  (6) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon or, if the original of any such agreement has not yet been returned from the recording office, a copy of the original of any such agreement without evidence of recording thereon together with an Officer's Certificate (which may be a blanket Officer's Certificate of Borrower covering all such Mortgage Loans) certifying that the copy is a true copy of the original of any such agreement which has been delivered by such attorney or officer for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of such agreement certified by the public recording office in those instances where the original recorded agreement has been lost, destroyed or retained by the public recording office.

         SECTION 3. The Custodian's Receipt, Examination and Certification of Mortgage Files and Issuance of Trust Receipt.

         (a) The Custodian shall examine the documents received by it and confirm, as of the date of the Trust Receipt, that on their faces:

                  (1) the Mortgage Note and Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and mortgagor or grantor or, in the case of copies of the Mortgage permitted under Section 2, that such copies bear a reproduction of such signature or signatures;

                  (2) (a) the principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Mortgage Note and the original principal amount on the Loan Schedule;
         (b) the Mortgage Note term is the same as set forth on the Loan Schedule; and (c) the Mortgage Note coupon is the same as set forth on the Loan Schedule;

                  (3) the Mortgage Note bears original endorsements, by either manual or facsimile signature, which complete the chain of ownership from the original holder or payee to the owner of the related Trust Receipt;

                  (4) the original of the Mortgage Assignment and any intervening mortgage assignment bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party, including

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         subsequent assignors) or in the case of copies permitted under Section
         2, that such copies bear a reproduction of such signature or signatures and that the Mortgage Assignment and any intervening mortgage assignment complete the chain of title from the originator to Borrower and from Borrower in blank;

                  (5) the power of attorney (if any), as specified in Sections 2(b)(1) and 2(b)(3), (A) bears an original signature purporting to be the signature of the maker of the Mortgage Note and the mortgagor or grantor of the Mortgage and (B) bears evidence that such power of attorney was recorded in the appropriate records depository for the jurisdiction where the Mortgaged Property is located or, in case of copies permitted under Sections 2(b)(1) and (2)(b)(3), that such copies bear a reproduction of such signatures and such evidence of recordation; and

                  (6) if a Mortgage Note or a Mortgage was executed by an attorney-in-fact, the power of attorney specified in Sections 2(b)(1) and 2(b)(3) is included and conforms to the requirements of such section.

         (b) If the Custodian has determined that all the required documents are included in the Mortgage Files delivered to it and that such related documents on their faces satisfy the requirements enumerated in Sections 3(a)(1) through 3(a)(6) hereof, the Custodian shall (i) sign a copy of the related Letter of Transmittal and return the Letter of Transmittal to Borrower via facsimile transmission with the original Letter of Transmittal to be sent via overnight courier for next day delivery, and (ii) remit to Lender or its designee a Trust Receipt with respect to such Mortgage Files signed by the Custodian. If upon examination of the documents included in any Mortgage File, the Custodian determines that such documents do not satisfy the above requirements, or is unable to confirm that such documents satisfy such requirements, the Custodian shall mark such Mortgage Loan as an exception on its Trust Receipt. Except as set forth in the preceding sentence, the Trust Receipt of the Custodian with respect to each Mortgage File shall be deemed to include a certification that the documents reviewed by the Custodian appear regular on their face and relate to the Mortgage Loan described in the Mortgage File and are in the possession and control of the Custodian.

         (c) The Custodian shall provide a Trust Receipt in accordance with subsection (b) above with respect to up to 100 Mortgage Files by 1:00 p.m. New York City time on the date of delivery of such Mortgage Files to the Custodian so long as such Mortgage Files are delivered to the Custodian prior to 11:00 a.m. New York City time. In all other cases, the Custodian will

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deliver a Trust Receipt by 1:00 p.m. New York City time on the Business Day following the date of delivery of such Mortgage Files to the Custodian. Each Trust Receipt shall be delivered by facsimile transmission with the original to follow by overnight courier for next day delivery.

         (d) Under no circumstances shall the Custodian be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document, nor shall the Custodian be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of any of such documents.

         (e) Any provision of this Agreement to the contrary notwithstanding, Borrower shall notify the Custodian of the need to examine a Mortgage File and deliver a related Trust Receipt not less than forty-eight (48) hours prior to the date on which such Trust Receipt is required to be delivered.

         (f) With respect to any Trust Receipt delivered to Lender hereunder, the Custodian shall revise its own internal books and records from time to time to reflect its receipt or release of Mortgage Loans under the terms of this Agreement so that the applicable Loan Schedule for any such Trust Receipt shall always accurately reflect the Mortgage Loans held by the Custodian under this Agreement.

         (g) The Custodian and the Borrower shall cooperate with the Lender in order to provide the Lender with discrete Loan Schedules for each Trust Receipt issued by the Borrower under the Financing Agreement accurately reflecting the Mortgage Loans relating to such Trust Receipt that are held by the Custodian under this Agreement. Each Note shall relate to one or more discrete Trust Receipts.

         SECTION 4.  Possession of Mortgage Files.

         (a) Possession of Mortgage Files on Behalf of Lender. The Custodian shall segregate and retain possession and custody of the Mortgage Files for the exclusive use and benefit of Lender and as agent and bailee of and custodian for Lender for all purposes until otherwise notified by Lender pursuant to subsection (b) hereof. The Custodian shall also make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files are owned by Lender unless otherwise notified by Lender pursuant to subsection (b) hereof. The Custodian shall not release any portion of the Mortgage Files to Borrower or to any other party without the prior written authorization of the owner of the Trust Receipt.

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         (b) Possession of Mortgage Files on Behalf of Third Persons. The
Custodian acknowledges that Lender may transfer its interest in the Mortgage Loans to one or more Third Persons. Upon receipt of written notice from Lender, substantially in the form of Exhibit B hereto, that Lender has transferred its interest in the Mortgage Loans identified on a schedule to such notice (the "Notice Loan Schedule") to a Third Person together with the Trust Receipt for amendment of the Schedule attached thereto, the Custodian will promptly issue a Trust Receipt to such Third Person and shall issue an amended Trust Receipt to Lender, each of which will reflect the transfer of Lender's interest in certain Mortgage Loans to such Third Person. The notice sent by Lender to the Custodian shall be in substantially the form of Exhibit B hereto and shall (i) specify the name of the Third Person, (ii) specify the address of the Third Person, which may be an address in care of Lender and (iii) have attached the Notice Loan Schedule. Upon receipt of any such notice from Lender, the Custodian shall (a) segregate and retain possession and custody of the Mortgage Files with respect to the Mortgage Loans in the Notice Loan Schedule as agent and bailee of and custodian for such Third Person, and (b) make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files identified in the Notice Loan Schedule are owned by such Third Person. The Custodian shall segregate and maintain continuous custody of all Mortgage Files for the benefit of the Person to whom it has issued a Trust Receipt. Lender's agreements with each holder of a Trust Receipt other than an affiliate of Lender (each such holder, a "Transferee") will specify that the Transferee cannot issue instructions regarding the Mortgage Loans or Mortgage Files unless Lender has defaulted on Lender's obligations to such Transferee. Accordingly, the Custodian may not act on requests from a Transferee to withdraw or otherwise dispose of Mortgage Loans unless the Transferee delivers to the Custodian an executed Notice of Default Certificate in the form of Exhibit E hereto. The Custodian shall be entitled to presume conclusively that the Notice of Default Certificate is properly executed and that when delivered to the Custodian an Event of Default exists under Lender's agreement with its Transferee.

         (c) Upon surrender of the Trust Receipt by Lender to the Custodian, Lender may issue instructions regarding the Mortgage Loans designated in the applicable Trust Receipt, including instructions to withdraw Mortgage Loans.

         (d) In the event a Trust Receipt is lost, destroyed or otherwise unavailable for surrender to the Custodian, Lender will present to the Custodian documentation in the form attached as Exhibit F or Exhibit G hereto. Upon receipt by the Custodian of such documentation, Lender will have the right to issue

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instructions regarding the Mortgage Loans covered by a Trust Receipt without surrender of the related Trust Receipt.

         (e) The Custodian understands that Lender may need to examine Mortgage Loans subject to a Trust Receipt on a periodic basis. Such examination shall take place on the premises of the Custodian. Lender will give the Custodian two
(2) Business Days' notice before Lender makes an examination. Lender's agreements with each Transferee will grant Lender the right to make such examinations.

         (f) The Custodian shall cause to be kept at its corporate trust office records in the form, scope and substance of a register (the "Custodial Register") in which, subject to such reasonable regulations as it may prescribe, the Custodian shall reflect the Person to whom the Mortgage Loans have been pledged as confirmed by Trust Receipts as herein provided. The Custodial Register shall be deemed to contain proprietary information and only Custodian and Lender shall have access to such information.

         (g) With respect to the redemption of any Mortgage Loan by Borrower from Lender under the Financing Agreement, the interest of any Third Person in any such Mortgage Loan shall automatically terminate simultaneously with the payment to Lender of the Payoff Amount for such Mortgage Loan under the Financing Agreement and any such interest shall be deemed to have been transferred to Lender as of such time, except with respect to any Mortgage Loans delivered to a Third Person pursuant to the Notice of Default Certificate attached hereto as Exhibit E. Pursuant to the preceding sentence, the interest of any Third Person shall automatically terminate irrespective of whether such Third Person receives the appropriate payment for such Mortgage Loan.

         SECTION 5. Release of Custodian's Mortgage Files for Servicing. From time to time and as appropriate for the servicing of any of the Mortgage Loans by Borrower, the Custodian is hereby authorized, upon written request and receipt of Borrower and consent and acknowledgement of Lender (to the extent required by Exhibit H) in the form of Exhibit H, to release to Borrower or its designee the related Mortgage File, or any documents contained therein, set forth in such receipt to Borrower. All documents so released to Borrower or its designee shall be held by it in trust for the benefit of Lender and Third Persons from time to time. Except in the case of a Mortgage Loan in foreclosure, Borrower or its designee shall return to the Custodian the Mortgage File or such documents when Borrower's need therefor in connection with servicing no longer exists but in no event later than ten (10) Business Days after their release by the Custodian as provided herein.

         Upon the payment in full of any Mortgage Loan by the

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mortgagor, and upon receipt by the Custodian of Borrower's request for release and acknowledgement by Lender in the form of Exhibit H, the Custodian shall promptly release the related Mortgage File to Borrower.

         Borrower agrees that, at the time any request for release of Mortgage Files is made to the Custodian under this Agreement, Lender shall be so notified and a copy of any written request for release shall be furnished to Lender. Upon its receipt of any released Mortgage Files, Borrower shall so notify Lender.

         SECTION 6.  Review and Deposit of Additional Mortgage Loans.

         (a) If, pursuant to the Financing Agreement, Borrower is required to deliver additional Mortgage Loans to the Custodian to cure a Margin Deficit or if Borrower and Lender agree to cause additional Mortgage Loans to become subject to the Financing Agreement ("Additional Mortgage Loans"), the Custodian shall retain possession and custody of the Mortgage Files relating thereto pursuant to Section 4 hereof and, upon receipt and review thereof, shall transmit to Lender a Trust Receipt relating to such Additional Mortgage Loans with a Loan Schedule for such Additional Mortgage Loans attached thereto. The delivery of any Trust Receipt issued under this Section 6(a) shall be made in the manner as provided in Section 3(c).

         (b) Two (2) days prior to the delivery of any Additional Mortgage Loans, Borrower will advise the Custodian whether the Custodian will be required to review any Additional Mortgage Loans. Borrower undertakes to use its best efforts to make available for review any such Additional Mortgage Loans as soon as is reasonably possible. Upon receipt thereof, the Custodian shall perform its review of the Mortgage Files relating to any Additional Mortgage Loans in the manner contemplated by Section 3 hereof.

         (c) Borrower covenants and agrees to provide to the Custodian at the time Borrower delivers any Additional Mortgage Loans under this Agreement, and at the time any Mortgage Loans are transferred to Borrower pursuant to Section 4(c) hereof, a revised Loan Schedule reflecting current information with respect to those Mortgage Loans subject to the applicable Trust Receipt.

         SECTION 7. Waiver by the Custodian. Notwithstanding any other provisions of this Agreement, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian might otherwise have against all or any part of a Mortgage File or the proceeds thereof. The Custodian warrants that it currently holds, and during the existence of

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this Agreement shall hold, no adverse interest, by way of a security interest or otherwise, in any Mortgage Loan.

         SECTION 8. Right of Inspection by Lender and Third Persons. Upon reasonable notice to the Custodian (which in no event shall be less than two (2) Business Days notice), the Person or Persons for whom the Custodian is acting as custodian, or their duly authorized representatives, may at any time, during ordinary business hours, inspect and examine the Mortgage Files in the possession and custody of the Custodian at such place or places where such Mortgage Files are deposited.

         SECTION 9. Custodian's Fees and Expenses. The Custodian hereby acknowledges that Borrower has agreed to pay all reasonable fees due and owing to, and except as otherwise provided herein, any reasonable expenses incurred by the Custodian under this Agreement. The fees due to the Custodian for its services hereunder shall be as set forth in a separate letter agreement between the Custodian and Borrower. In addition to the fees referred to in the two foregoing sentences, Borrower has agreed to pay all reasonable out-of-pocket expenses incurred by the Custodian in connection with the review of each Mortgage File by it or its agent and its issuance of a Trust Receipt relating thereto. Neither Lender nor any Third Person shall have any liability or obligation to pay any such fees or expenses, and the duties of the Custodian hereunder shall be independent of Borrower's performance of its obligations to the Custodian in respect of such fees and expenses.

         SECTION 10. Termination of Agreement. This Agreement shall become effective on and as of the date hereof and shall terminate upon the earlier of
(i) the Custodian's receipt of written Notice of Termination signed by the Person or all of the Persons to whom the Custodian has issued Trust Receipts and on whose behalf the Custodian is acting as agent, bailee and custodian, (ii) the removal of all Mortgage Files from the possession of the Custodian pursuant to the instructions of the Person or Persons entitled to request such removal pursuant to this Agreement and (iii) if such Mortgage Loan is redeemed by Borrower from Lender, the receipt by Lender of the Payoff Amount for such Mortgage Loan under the Financing Agreement. The Custodian shall be entitled to rely, and shall be protected in relying, on any such Notice of Termination delivered to it by such Person or Persons. If this Agreement terminates with respect to any Mortgage Loan by operation of clause (i) above, the Custodian shall deliver the related Mortgage File then subject to this Agreement to the Person indicated in the Notice of Termination. If any Mortgage Loan is redeemed by Borrower from Lender pursuant to clause (iii) above, then Lender shall execute and deliver to the Custodian a document in substantially the form of
Exhibit I which confirms the receipt of the Payoff Amount for such Mortgage Loan and the termination and release of all of Lender's right, title and interest in such Mortgage Loan, and the Custodian upon receipt of such document shall deliver the related Mortgage File for such Mortgage Loan to Borrower or such other Person as Borrower so directs. Upon such termination the Custodian shall deliver all Mortgage Files then subject to this Agreement to the Person indicated in such Notice of Termination or if no such Person is indicated, then to the Person or Persons to whom the Custodian has issued Trust Receipts and for whom the Custodian is acting on such date and the Custodian shall endorse the Mortgage Notes without recourse, representation and warranties and execute mortgage assignments pursuant to any instruction by the Person on whose behalf the Custodian is acting as agent and bailee pursuant to this Agreement.

         SECTION 11.  Resignation and Removal of Custodian.

         (a) Resignation. The Custodian shall have the right, with or without cause, to resign as the Custodian under this Agreement upon sixty (60) days' prior written notice to Borrower, Lender and, to the extent of its interest, any Third Person. Following any such resignation, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Lender or any Third Person, as applicable.

         (b) Removal. Lender and, to the extent of its interest, any Third Persons may remove and discharge the Custodian from the performance of its duties under this Agreement, by providing five (5) days' written notice to the Custodian, signed jointly by Lender and a majority in interest of (calculated with reference to the face value of the Mortgage Loans) any Third Person or Persons with any interest in the Mortgage Loans, as evidenced by the holding of a Trust Receipt, with a copy to Borrower. Following any such removal, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Lender or any Third Person, as applicable.

         (c) Appointment of Successor Custodian; Transfer of Mortgage Loans. Upon resignation or removal of the Custodian, Lender, Borrower and, to the extent of its interest and if permitted by Section 4 hereof, any Third Person shall have 60 days in which to appoint and designate a successor to take possession of the Mortgage Files or select one or more designees to take possession thereof. Upon receipt of written direction regarding the foregoing from Lender, Borrower and any such Third Person, the Custodian shall deliver all Mortgage Files to the person so designated within 10 days following delivery to the

Custodian of such written notice. If a successor Custodian is appointed, the Custodian shall deliver the Mortgage Files in accordance with the written instructions of Lender, Borrower and a majority in interest of (calculated with reference to the face value of the Mortgage Loans) Third Persons having interests in the Mortgage Loans to the extent such Third Persons are permitted to take action with respect thereto under Section 4 hereof setting forth the name and address of the successor Custodian. If Lender, Borrower and, to the extent of its interest, any such Third Person, fail to jointly designate a successor Custodian or specify one or more designees within such 60-day period, then the Custodian shall deliver possession and custody to Lender and, if otherwise permitted under Section 4 hereof, any Third Person, of their respective Mortgage Files, as applicable, at the address specified in the Custodian's records. The Custodian shall, as part of the transfer of the Mortgage Files, deliver the Mortgage Assignment for each Mortgage Loan in recordable form and shall endorse the Mortgage Note without recourse, representation and warranties in accordance with Lender's or the applicable Third Person's instructions. Any successor Custodian hereunder shall be a financial institution whose deposits are insured by FDIC, have a net worth of not less than $10,000,000 and shall have secure vault storage facilities located in the State of New York or such other State as Lender and Borrower may agree, in which the Mortgage Files are to be retained.

         SECTION 12. Limitation on Obligations of the Custodian. The Custodian shall have no duties or obligations other than those specifically set forth herein, and no further duties or obligations shall arise by implication or otherwise. The Custodian agrees to use its best judgment and good faith in the performance of such obligations and duties and shall incur no liability to Borrower for its acts or omissions hereunder, except as may result from its gross negligence or willful misconduct. The Custodian shall also be entitled to rely (and shall be protected in relying) upon written advice of its legal counsel and to rely upon any written notice, document, correspondence, request or directive received by it from Lender, any Third Person (if applicable), or Borrower, as the case may be, that the Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any Person so executing or presenting such documents or as to the truthfulness of any statements set forth therein. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. Borrower agrees to indemnify, defend and hold the Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by the Custodian, including court costs and reasonable attorney's fees and disbursements, and all of the Custodian's other cost, damage or expense incurred in connection with the Custodian's performance of its duties under this Agreement, but excluding any such claim, legal action, liability, loss, cost, damage or expense caused by Custodian's gross negligence or willful misconduct.


         The Custodian shall at its own expense maintain at all times during the existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft and loss of documents insurance, (c) forgery insurance, and
(d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as the Custodian in similar transactions. The Custodian shall, upon written request, provide to Borrower, or to any other Person as Borrower shall direct, a certificate signed by an authorized officer of the Custodian certifying that the foregoing insurance policies are in full force and effect. The Custodian shall use its best efforts to ensure that such insurance shall not terminate prior to receipt by Lender by registered mail of 30 days' prior written notice thereof.

         SECTION 13. Notices. Any notice, demand or consent required or permitted by this Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent. Any such notice, demand or consent shall be delivered in person or transmitted by a recognized private courier service or deposited with the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed as follows, unless such address is changed by written notice hereunder:

         If to Borrower:

         Cityscape Corp.
         565 Taxter Road
         Elmsford, New York  10523
         Attention:  Chief Financial Officer
         Telephone:  (914) 592-6677
         Telecopy:   (914) 592-7101

         with a copy at the same address to:
         Attention:  General Counsel
         Telephone:  (914) 592-6677
         Telecopy:  (914) 592-7101

         If to Lender:

         Bear Stearns Mortgage Capital Corporation
         245 Park Avenue
         New York, New York  10167
         Attn: John Garzone
         Telephone:  (212) 272-3853
         Telecopy:  (212) 272-7803

         If to the Custodian:

         First Trust National Association
         180 East Fifth Street
         St. Paul, Minnesota 55101
         Attn: Judy Spahn
         Telephone:  (612) 244-0416
         Telecopy:  (612) 244-0010

         SECTION 14. No Assignment or Delegation by the Custodian. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder nor delegate or appoint any other person to perform or carry out any of its duties, responsibilities or obligations under this Agreement; any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void.

         SECTION 15. Controlling Law. This Agreement and all questions relating to validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, without regard to any New York or other conflict-of-law provisions.

         SECTION 16. Agreement for the Exclusive Benefit of Parties. This Agreement is for the exclusive benefit of the parties hereto, and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy or claim upon any other person whatsoever except a Third Person to the extent rights are explicitly conferred on any one or more Third Persons pursuant to this Agreement.

         SECTION 17. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof, including any prior custody agreements. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by Lender, Borrower and the Custodian.

         SECTION 18. Exhibits. All Exhibits referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

         SECTION 19. Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the parties asserted to have granted such waiver.

         SECTION 20. Titles Not to Affect Interpretation. The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

         SECTION 21. Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

         SECTION 22. Representations and Warranties of the Custodian. The Custodian represents, warrants to, and covenants with Lender that on the date hereof, and on the date of the issuance of any Trust Receipt by the Custodian:

                  (1) The Custodian is (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

                  (2) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or to the best of the Custodian's knowledge any contract, agreement, or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

                  (3) The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;

                  (4) This Agreement, and the original Trust Receipt issued hereunder, when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

                  (5) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (6) To Custodian's knowledge after due inquiry, there is no litigation pending or threatened which, if determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have a material adverse effect on the financial condition of Custodian; and

                  (7) Upon written request of a Lender or any Third Person, and assurance reasonably satisfactory to Custodian that its costs of doing so will be timely reimbursed and that Custodian will receive reasonable compensation (in addition to the compensation provided for elsewhere in this Agreement) for doing so, Custodian shall take such steps as may be reasonably requested by Lender or any Third Person (consistent with Custodian's undertakings hereunder) to protect or maintain any interest in any real property securing the Mortgage Loan owned by such owner and any insurance applicable thereto.

         SECTION 23. Successor Custodian by Consolidation, Merger, Etc. If the Custodian consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, the successor corporation without any further act shall be the successor custodian, provided that (i) the successor corporation does not directly or indirectly control and is not under the direct or indirect control of the Lender or the Borrower, or (ii) any officer or director of the successor does not act as an officer or director of the Lender or the Borrower.

         SECTION 24. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

                                CITYSCAPE CORP.


                                By:  /s/ Cheryl P. Carl
                                Name:   Cheryl P. Carl
                                Title:  Senior Vice President


                                FIRST TRUST NATIONAL ASSOCIATION,
                                  as Custodian


                                By:    /s/ Eve D. Kaplan
                                Name:   Eve D. Kaplan
                                Title:  Vice President

                                BEAR STEARNS MORTGAGE CAPITAL
                                CORPORATION


                                By:     /s/ Paul Friedman
                                Name:    Paul Friedman
                                Title:   Vice President

                                                                       EXHIBIT A

                              LETTER OF TRANSMITTAL


To:      First Trust National Association,       From:  Cityscape Corp.
           as Custodian                                 565 Taxter Road
         ______________________________                 Elmsford, New York 10523
         Attention:  __________________
                     __________________


         Pursuant to the Custody Agreement dated as of September 4, 1997 (the "Custody Agreement") among First Trust National Association, as custodian (the "Custodian"), Cityscape Corp. ("Borrower"), and Bear Stearns Mortgage Capital Corporation, Borrower hereby delivers to you (i) the documents described below in connection with the Mortgage Loans identified on the attached schedule and
(ii) an updated Loan Schedule identifying each Mortgage Loan in your custody (including the Mortgage Loans referred to in clause (i) above).

         We understand that the list set forth below indicates in summary fashion the materials for transmittal; it is not intended to describe fully all the required characteristics of each item. We further understand that each item sent to the Custodian must comply with the applicable requirements of the Custody Agreement, and that all required documents must be delivered together before the Custodian will accept the Mortgage Loans.

         With respect to each of the Mortgage Loans referred to in clause (i) above, Borrower has delivered, to the extent required by the Custody Agreement, the following documents:


(1) Letter of Transmittal (original and one copy)

(2) Original Mortgage Note (endorsed in blank), including all intervening endorsements Power of Attorney (if applicable)

(3) Original of any loan agreement and guarantee executed in connection with the Mortgage Notes, if applicable

(4) Mortgage original, or Conformed Copy, together with the appropriate certificate

(5) Assignment of Mortgage in blank original, or Conformed Copy, together with the appropriate certificate

(6) Intervening Mortgage Assignment, if any original, or Conformed Copy, together with the appropriate certificate

(7) originals of all assumption, modification, consolidation or extension agreements, if any

(8) Original Lender's Title Insurance Policy original, or Written commitment issued by the title insurance company, together with the appropriate certificate, or Preliminary Title Report

(9) other.


Submitted                              The Custodian acknowledges receipt of the

By:                                    documents referred to and agrees to hold
                                       and retain possession thereof pursuant to
                                       the terms of the Custody
Date:                                  Agreement.

Telephone Number:                      FIRST TRUST NATIONAL ASSOCIATION,
                                         as Custodian


                                       By:
                                       Name:
                                       Title:

                                                                       EXHIBIT B

                             NOTICE TO THE CUSTODIAN


TO:      First Trust National Association, as Custodian

FROM:    Bear Stearns Mortgage Capital Corporation

DATE:    ____________________

         Pursuant to the Custody Agreement dated as of September 4, 1997, among Cityscape Corp., Bear Stearns Mortgage Capital Corporation and First Trust National Association, as Custodian ("Custody Agreement"), the undersigned hereby notifies you that it has transferred its interest in the Mortgage Files with respect to the Mortgage Loans identified in the mortgage loan schedule attached hereto (the "Notice Loan Schedule") to [TRANSFEREE NAME AND ADDRESS].

         Included with this notice is the original Trust Receipt for amendment of the Loan Schedule attached thereto. Capitalized terms used herein without definition are as defined in the Custody Agreement.

                                     BEAR STEARNS MORTGAGE CAPITAL CORPORATION


                                     By:  _____________________________
                                     Name:
                                     Title:


[Name of transferee] hereby acknowledges that (i) the Mortgage Loans listed on the Notice Loan Schedule are being held for it by the Custodian pursuant to the terms of the Custody Agreement, (ii) it agrees to be bound by the Custody Agreement, (iii) the Custodian shall not comply with the request of a Third Person to deliver Mortgage Files unless such Third Person has delivered to the Custodian an executed Notice of Default Certificate and (iv) it is responsible for payment of any fees and expenses of the Custodian incurred in connection with the issuance of periodic reports to it or in complying with its requests. [NAME OF TRANSFEREE]

By:  ______________________________
Name:  ____________________________
Title:  ___________________________

cc:  Cityscape Corp.

                                                                       EXHIBIT C

                                  TRUST RECEIPT

                                     [Date]

Bear Stearns Mortgage Capital Corporation

                                    Prin. Amt. of                 Number of
Trust Receipt #___               Mortgage Loans ___           Mortgage Loans ___


         Re: Custody Agreement dated as of September 4, 1997, among Cityscape Corp., Bear Stearns Mortgage Capital Corporation and First Trust National Association, as Custodian

Gentlemen:

         In accordance with the provisions of Paragraph 3 of the above-referenced Custody Agreement (the "Custody Agreement"), the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan described in the Loan Schedule, a copy of which is attached hereto, it has reviewed the Mortgage File and has determined that, except as set forth on the Exception Report attached hereto, (i) all documents required to be delivered to it pursuant to the Custody Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (iii) based on its examination of the foregoing documents, such documents on their face satisfy the requirements set forth in Sections 3(a)(1) through 3(a)(6) of the Custody Agreement.

         The Custodian hereby confirms that it is holding each such Mortgage File as agent and bailee of and custodian for and for the exclusive use and benefit of Bear Stearns Mortgage Capital Corporation ("BSMCC"), as pledgee, or its transferee pursuant to the terms of the Custody Agreement.

         This Trust Receipt is not a negotiable instrument. BSMCC may, however, transfer this receipt by a special endorsement to one other party. The party that takes this receipt from BSMCC or its affiliate by special endorsement may only transfer this receipt by a second endorsement in BSMCC's or its affiliate's favor.

         The Custodian will accept and act on instructions with respect to the Mortgage Loans only upon surrender of this receipt at its Corporate Trust Office, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Judy Spahn. If the receipt has been endorsed and is held by a Person other than BSMCC or one of its affiliates, we will accept and act on instructions from the endorsee only if the attached Notice of Default Certificate is executed and delivered to us stating that an Event of Default has occurred under a financing agreement relating to this Trust Receipt between BSMCC and the endorsee.

         All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Custody Agreement.

                             FIRST TRUST NATIONAL ASSOCIATION,
                               as Custodian


                             By:  ____________________________
                             Name:
                             Title:

                                                                       EXHIBIT D
                              NOTICE OF TERMINATION

                                     [date]


TO:               First Trust National Association, as Custodian

FROM:    Bear Stearns Mortgage Capital Corporation
                  [and, one or more Third Persons, if applicable]

DATE:    ____________________

         You are hereby notified that the Custody Agreement, dated as of September 4, 1997, among Cityscape Corp., Bear Stearns Mortgage Capital Corporation and First Trust National Association, as Custodian, is terminated pursuant to Section 10 of such Agreement and you are instructed to deliver all property in your possession with respect to such Agreement to [the undersigned Person or Persons as their interests in the Mortgage Loans appear on your records].

                      BEAR STEARNS MORTGAGE CAPITAL CORPORATION


                      By:  ______________________________
                      Name:
                      Title:


                      [_________________________________]


                      By:  ______________________________
                      Name:
                      Title:



cc:  Cityscape Corp.

                                                                       EXHIBIT E
                          NOTICE OF DEFAULT CERTIFICATE


                                                             _____________, 199_


First Trust National Association,
  as Custodian
180 East Fifth Street
St. Paul, Minnesota 55101


Gentlemen:

         As the transferee of a Trust Receipt for certain Mortgage Loans, which Trust Receipt is attached hereto, we hereby notify you that an event of default has occurred under our agreement with ________________________ and we are entitled to receive the Mortgage Loans subject to the aforementioned Trust Receipt.

                                             [_________________________________]


                                             By:  ______________________________
                                             Name:
                                             Title:


Notice Received by Custodian
on [Date]:

FIRST TRUST NATIONAL ASSOCIATION,
  as Custodian


By:  ____________________________
Title:
Date:

                                                                       EXHIBIT F
First Trust National Association,
  as Custodian
180 East Fifth Street
St. Paul, Minnesota 55101


         Re: Custody Agreement dated as of September 4, 1997, among Cityscape Corp., Bear Stearns Mortgage Capital Corporation and First Trust National Association, as Custodian

Gentlemen:

         On [date] you issued a trust receipt in the name of BSMCC evidencing entitlement to the Mortgage Loans described on Schedule A hereto and held by you as Custodian. You issued that receipt pursuant to our agreement with Cityscape Corp. dated as of September 4, 1997. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

         At the time of its [loss, destruction, etc.], the receipt was held by us under [the terms of original issue, special endorsement]. Since its [issuance, endorsement] to us, we have not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt that has not been released prior to the date hereof. Accordingly, this letter authorizes you to act on our instructions regarding such Mortgage Loans without surrender of the receipt to you.

         We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such Mortgage Loans without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your gross negligence or willful misconduct.

         If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                                    BEAR STEARNS MORTGAGE CAPITAL CORPORATION


                                    By:  ______________________________
                                    Name:
                                    Title:

EXHIBIT G

First Trust National Association,
  as Custodian
180 East Fifth Street
St. Paul, Minnesota 55101

         Re: Custody Agreement dated as of September 4, 1997, among Cityscape Corp., Bear Stearns Mortgage Capital Corporation and First Trust National Association, as Custodian

Gentlemen:

         On [date] you issued a trust receipt in the name of Bear Stearns Mortgage Capital Corporation ("BSMCC") evidencing entitlement to the Mortgage Loans described on Schedule __ hereto and held by you in the name of First Trust National Association, as Custodian. You issued that receipt pursuant to our agreement with Cityscape Corp. dated as of September 4, 1997. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

         At the time of its [loss, destruction, etc.], the receipt was held by [name of transferee] under a special endorsement by us. We have attached to this letter a special endorsement, from [name of transferee] conveying to us its interest in the trust receipt and authorizing us to issue instructions regarding the Mortgage Loans subject thereto without surrender of the receipt. [name of transferee] has represented to us that it has not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt to any party other than BSMCC. Accordingly, this letter authorizes you to act on our instructions regarding such Mortgage Loans without surrender of the receipt to you.

         We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such Mortgage Loans without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your gross negligence or willful misconduct.

         If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                             BEAR STEARNS MORTGAGE CAPITAL CORPORATION

                             By:  ______________________________
                             Name:
                             Title:

                                                                       EXHIBIT H
                        REQUEST FOR RELEASE OF DOCUMENTS

To:  First Trust National Association,
           as Custodian
     180 East Fifth Street
     St. Paul, Minnesota  55101

         Re: Custody Agreement dated as of September 4, 1997, among Cityscape Corp., Bear Stearns Mortgage Capital Corporation and First Trust National Association, as Custodian

                  In connection with the administration of Mortgage Loans held by you as Custodian for Lender and Third Persons from time to time pursuant to the above-referenced Custodial Agreement, we hereby request the release, and acknowledge receipt, of the [specify documents] [related Mortgage Files] for the Mortgage Loans described in the attached Loan Schedule, for the reason indicated.

Mortgagor's Name Address and Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one):

    1.   Mortgage Loan paid in full.

    2.   Redemption of Mortgage Loan pursuant to the Financing Agreement.

    3.   Delivery of substituted Mortgage Loan.

    4.   Mortgage Loan liquidated by                 .

    5.   Mortgage Loan in foreclosure or otherwise released for servicing.

         If box 1, 2, 3 or 4 above is checked, and if all or part of the Mortgage Files were previously released to Cityscape Corp. please release to Cityscape Corp. its previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

         If box 5 above is checked, upon the return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

         Cityscape Corp. understands and agrees that all documents delivered to Cityscape Corp. or its subservicer pursuant to this request for release (other than with respect to Items 1-4) shall be returned to the Custodian no later than twenty-one (21) days from the date hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Custody Agreement.

                                         CITYSCAPE CORP.


                                         By:
                                         Name:
                                         Title:
                                         Date:

Acknowledged and Agreed:

BEAR STEARNS MORTGAGE CAPITAL CORPORATION

(Required for release of any Mortgage Files.)


By:
Name:
Title:
Date:

Acknowledgement of documents returned to the Custodian, for the reasons listed in item 5:

FIRST TRUST NATIONAL ASSOCIATION,
  as Custodian


By:
Name:
Title:
Date:

                                                                       EXHIBIT I

                     CONFIRMATION OF REDEMPTION AND RECEIPT


To:               First Trust National Association, as Custodian
                  Cityscape Corp.

Date:             ___ _, 199_

Re: Custody Agreement, dated as of September 4, 1997, among Bear Stearns Mortgage Capital Corporation (the "Lender"), Cityscape Corp. (the "Borrower") and First Trust National Association, as Custodian thereunder

         Lender hereby:

         1. Acknowledges receipt of $______________ in immediately available funds on behalf of Borrower;

         (b) Acknowledges that the funds referred to in clause (a) above constitute sufficient consideration under the terms of the Master Financing Agreement, dated as of September 4, 1997 among Lender and Borrower, for the release by Lender of its interest in the Mortgage Loans listed on Schedule A hereto;

         (c) Confirms that it has released to Borrower all of its right, title and interest in and to the Mortgage Loans listed on Schedule A hereto; and

         (d) Confirms that it has not granted or created any interest in the Mortgage Loans listed on Schedule A hereto other than interests that have been fully discharged or satisfied on or prior to the date hereof.

Dated:  ___ _, 199_                 BEAR STEARNS MORTGAGE CAPITAL
CORPORATION


                                       By:  ______________________________
                                       Name:  ____________________________
                                       Title:  ___________________________

                                      I-1